UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 23, 2015

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TrustCo Bank Corp NY

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 17, 2015, the Board of Directors of TrustCo Bank Corp NY (“TrustCo”) approved the Amended and Restated 2010 TrustCo Bank Corp NY Equity Incentive Plan (the “Equity Incentive  Plan”) and the Amended and Restated 2010 TrustCo Bank Corp NY Directors Equity Incentive Plan (the “Directors Plan”).

The principal change to the Equity Incentive Plan was to increase the number of shares of TrustCo’s common stock or common stock equivalents available for awards under the Equity Incentive Plan to 2,332,250 shares (an increase of 332,250 shares from the current authorized amount) for awards of options or restricted stock and the equivalent of 1,400,400 shares (or an additional 900,400 shares from the current authorized amount) for awards of stock appreciation rights, restricted stock units, performance units, or performance shares. As a result of these changes, 1,000,000 shares remain available under the Equity Incentive Plan for issuance as options or restricted stock and the equivalent of 1,000,000 shares remain available under the Equity Incentive Plan for issuance under awards of stock appreciation rights, restricted stock units, performance units and performance shares. The increase in the number of shares is subject to the approval of TrustCo’s shareholders at its 2015 annual meeting.  If shareholders do not approve the amendment, the shares available for awards under the Equity Incentive Plan will revert back to the previously authorized amounts.  Also, the definition of “change-in-control” under each of the Equity Incentive Plan and the Director Plan was revised to remove from the events that would constitute a change-in-control the announcement, including a public statement or filing with federal or state regulators, of certain events.  This change was effective immediately.

The foregoing is a summary of the certain terms and conditions of the Equity Incentive Plan and the Directors Plan and is not a complete description. The descriptions of the plans contained herein are qualified in their entirety by reference to the full text of the plans attached to this report as Exhibit 10(a) and Exhibit 10(b), respectively, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Reg S-K Exhibit No.	Description

10(a)	AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN

10(b)	AMENDED AND RESTATED 2010 DIRECTORS EQUITY INCENTIVE PLAN

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 23, 2015

TrustCo Bank Corp NY
(Registrant)

	By:	/s/ Michael M. Ozimek
Michael M. Ozimek
Senior Vice President and
Chief Financial Officer

Exhibits Index

The following exhibits are filed herewith:

Reg S‑K Exhibit No.	Description	Page

10(a)	AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN	1
10(b)	AMENDED AND RESTATED 2010 DIRECTORS EQUITY INCENTIVE PLAN	1